UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2023

Home Point Capital Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39964	90-1116426
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2211 Old Earhart Road, Suite 250
Ann Arbor, Michigan 48105
(Address of Principal Executive Office)(Zip Code)

(888) 616-6866
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.0000000072 per share	HMPT	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 6, 2023, Home Point Financial Corporation (“HPF”), a wholly owned subsidiary of Home Point Capital Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with The Loan Store, Inc., a Delaware corporation, (“Buyer”), pursuant to which HPF has agreed to sell certain agreements and assets used in or related to HPF’s third-party mortgage loan origination business (the “Purchased Assets”), to Buyer, and Buyer has agreed to assume certain liabilities relating to the Purchased Assets (collectively, the “Asset Sale”). As consideration for the Purchased Assets, Buyer has agreed to issue to HPF warrants to purchase a number of shares of the Class A Common Stock, par value $0.001 per share, of Buyer pursuant to a warrant agreement to be entered into at the closing of the Asset Sale (the “Closing”), representing 9.99% of the issued and outstanding equity of Buyer, on a fully-diluted, as-converted basis measured as of Closing (the “Common Stock”).

The Asset Purchase Agreement contains customary representations and warranties of HPF regarding the organization, standing, authority, enforceability, and non-contravention. Also included are HPF’s representations regarding the title to the Purchased Assets, compliance with the law, and no default under assumed agreements. Buyer also makes customary representations regarding organization, standing, authority and enforceability. Both parties have agreed to provide certain indemnities in connection with breaches of their respective representations and, in the case of HPF, in connection with retained pre-closing liabilities relating to the Purchased Assets.  In the event HPF is required to indemnify Buyer for any claims under the Asset Purchase Agreement (excluding any claims based on fraud), Buyer’s non-exclusive source of recovery for such claims that arise prior to one-year anniversary of the Closing, is to receive and cancel an amount of Common Stock received by HPF pursuant to the warrant agreement (or, as applicable, reduce the amount of Common Stock subject to the warrant agreement). In addition, prior to Closing, Buyer will be entitled to make offers of employment to certain HPF employees.

In connection with the Closing HPF, Buyer and the other parties thereto shall enter into certain ancillary agreements contemplated by the Asset Purchase Agreement, including a warrant agreement and a transition services agreement.

Each party’s obligation to consummate the Asset Sale is conditioned upon customary closing conditions, including the accuracy of the other party’s representations and warranties as of Closing, subject, in certain instances, to certain materiality and other thresholds, the performance by the other party of its obligations and covenants under the Asset Purchase Agreement, including delivery of the closing deliverables, the receipt of required third party consents to assign the assigned agreements and the absence of any injunction or other legal prohibitions preventing the consummation of the Asset Sale.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This document and the exhibits hereto contain certain “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the Closing of the Asset Sale and any statements relating to the Company’s business and expected operating results, and the assumptions upon which those statements are based. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “could,” “would,” “will,” “may,” “can,” “continue,” “potential,” “should” and the negative of these terms or other comparable terminology often identify forward-looking statements.

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Forward-looking statements are not guarantees of future performance, are based upon assumptions, and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors, risks, and uncertainties that could cause actual outcomes and results to be materially different from those contemplated by forward-looking statements include, among others: the ability to complete and the timing of completion of the transactions contemplated by the Asset Purchase Agreement including the parties’ ability to satisfy the conditions to the Asset Sale and the other conditions set forth in the Asset Purchase Agreement; the possibility of any termination of the Asset Purchase Agreement; the potential impact of consummation of the Asset Sale on relationships with third parties, including customers, employees and competitors; conditions in the capital markets; and risks associated with the potential effects of the COVID-19 pandemic on the Company’s business. The Company’s stockholders and investors should carefully consider the foregoing factors and the other risks and uncertainties that may affect the Company’s business, including those listed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as such risk factors may be amended, supplemented, or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission. Many of the important factors that will determine these results are beyond the Company’s ability to control or predict. The Company’s stockholders and investors are cautioned not to put undue reliance on any forward-looking statements, which speak only as of the date thereof. Except as required under applicable law, the Company does not assume any obligation to update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
2.1*	Asset Purchase Agreement dated as of April 6, 2023, by and between Home Point Financial Corporation and The Loan Store, Inc.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

*
Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME POINT CAPITAL INC.

Date: April 12, 2023

	By:	/s/ Jean Weng

	Name:	Jean Weng
	Title:	General Counsel and Corporate Secretary

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